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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  August 18, 1999


                        CORN PRODUCTS INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


Delaware                               1-13397                    22-3514823
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(State or Other Jurisdiction         (Commission                (IRS Employer
of Incorporation)                    File Number)            Identification No.)



6500 South Archer Road, Bedford Park, Illinois                    60501-1933
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code (708) 563-2400
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.  Other Events.

         On August 18, 1999, Corn Products International, Inc., a Delaware corporation (the "Company"), entered into (i) an Underwriting Agreement dated as of August 18, 1999 among the Company, Lehman Brothers Inc. and Salomon Smith Barney Inc. and (ii) an Indenture dated as of August 18, 1999 between the Company and The Bank of New York. In addition, on August 23, 1999 the Company issued $200,000,000 principal amount of its 8.45% Senior Notes due 2009. The Underwriting Agreement, the Indenture and the Note are attached hereto as Exhibits 1.1, 4.1 and 4.2, respectively, and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c) Exhibits:

1.1 Underwriting Agreement dated as of August 18, 1999 among the Company, Lehman Brothers Inc. and Salomon Smith Barney, Inc.

4.1 Indenture dated as of August 18, 1999 between the Company and The Bank of New York.

4.2      8.45% Senior Note due 2009 of the Company.











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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                          CORN PRODUCTS INTERNATIONAL, INC.


Date:  August 27, 1999                    By: Marcia Doane
                                             _________________________________
                                             Name:  Marcia Doane
                                             Title: Corporate Secretary











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                                  EXHIBIT INDEX


                   The following exhibits are filed herewith:


Exhibit No.
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1.1      Underwriting Agreement dated as of August 18, 1999 among the Company,
         Lehman Brothers Inc. and Salomon Smith Barney, Inc.

4.1 Indenture dated as of August 18, 1999 between the Company and The Bank of New York.

4.2      8.45% Senior Note due 2009 of the Company.